Exhibit 99.1

12 JUNE 2019

Issuance of CDIs and despatch of holding statements

Amcor plc (“New Amcor”) advises that in connection with the scheme of arrangement between Amcor Limited and its shareholders to create a new holding company, New Amcor, in order to effect the combination of Amcor Limited and Bemis Company, Inc (“Bemis”) (“Scheme”):

•                  1,133,201,737 New Amcor CHESS Depository Interests (“New Amcor CDIs”) were issued on Tuesday, 11 June 2019 (Melbourne time); and

•                  CHESS allotment confirmation notices and issuer-sponsored holding statements in relation to the CDIs were issued on Tuesday, 11 June 2019 (Melbourne time).

One CDI represents a beneficial ownership interest in one New Amcor ordinary share (“New Amcor Share”).

CDIs commenced trading on ASX on a deferred settlement basis on Wednesday, 5 June 2019 (Melbourne time). CDIs commenced trading on a normal settlement basis today (Melbourne time).

As at today (Melbourne time), following implementation of the Scheme and closing of the Merger with Bemis, New Amcor had the following securities on issue:

•                  1,623,529,603 New Amcor Shares quoted on New York Stock Exchange (but which are not quoted on ASX), of which:

•                  1,133,201,737 New Amcor Shares underlie the CDIs which have been issued; and

•                  the balance, being 490,327,866, do not underlie any CDIs;

•                  1,506,882 unquoted New Amcor share rights (subject to vesting conditions) and vesting on various dates (each of which is convertible into New Amcor Shares on a 1:1 basis);

•                  1,712,610 unquoted New Amcor performance rights/shares (subject to performance and vesting conditions) and vesting and expiring on various dates (each of which is convertible into New Amcor Shares on a 1:1 basis); and

•                  10,798,875 unquoted New Amcor options (subject to performance and vesting conditions) and vesting and expiring on various dates (each of which is convertible into New Amcor Shares on a 1:1 basis).

In connection with New Amcor’s acquisition of Bemis, New Amcor intends to issue approximately 2,376,933 additional New Amcor Shares to holders of Bemis equity awards as consideration for the cancellation of those awards.

ENDS

For further information please contact:

Investors	Media — Australia	Media — Europe	Media — North America
Tracey Whitehead	James Strong	Ernesto Duran	Daniel Yunger
Head of Investor Relations		Head of Global Communications
Amcor	Citadel-MAGNUS	Amcor	KekstCNC
+61 3 9226 9028	+61 448 881 174	+41 78 698 69 40	+1 212 521 4879
tracey.whitehead@amcor.com	jstrong@citadelmagnus.com	ernesto.duran@amcor.com	daniel.yunger@kekstcnc.com

Liz Cohen
KekstCNC
+1 212 521 4845
liz.cohen@kekstcnc.com

About Amcor

Amcor is a global leader in developing and producing responsible packaging for food, beverage, pharmaceutical, medical, home- and personal-care, and other products.  Amcor works with leading companies around the world to protect their products and the people who rely on them, differentiate brands, and improve value chains through a range of flexible and rigid packaging, specialty cartons, closures, and services. The company is focused on making packaging that is increasingly light-weighted, recyclable and reusable, and made using a rising amount of recycled content. Around 48,000 Amcor people generate US$13 billion in sales from operations that span about 250 locations in 40-plus countries.  NYSE: AMCR; ASX: ASC

www.amcor.com  |  LinkedIn  |  Facebook  |  Twitter  |  YouTube

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Amcor Limited (“Amcor”), its subsidiary Amcor plc (f/k/a Arctic Jersey Limited) (“New Amcor”) and Bemis Company, Inc. (“Bemis”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’ and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2018 Principal Risks” section of Amcor’s Annual Report 2018; and other risks and uncertainties discussed in Bemis’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’ annual report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of Amcor’s disclosures to the ASX for free at

ASX’s website (www.asx.com.au). You can obtain copies of Bemis’ filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.